SUB-ITEM 77-H

MFS SERIES TRUST X ON BEHALF OF: MFS Strategic Value Fund ("SVF") MFS Emerging Markets Debt Fund ("EMF") MFS European Equity Fund ("MEQ") MFS High Yield Fund ("MHT") MFS Income Fund ("MIY")



         As of January 31, 2000, the following entities beneficially owning more than 25% of any one Series' voting securities, thereby becoming controlling entities of such Series, are those entities listed as follows:



                                                                                    %OF
                                                                                   SHARES
SERIES                         OWNER AND ADDRESS                                   OWNED
MFS  Strategic Value  Fund
Class A Shares                 Kenneth J. Enright                                  44.72%
                               c/o Massachusetts Financial Services Company
                               500 Boylston Street - 25th Floor
                               Boston, MA   02116-3740

Class I Shares                 TRS MFS Defined Contribuiton Plan
                               C/O Mark Leary                                      99.98%
                               Massachusetts Financial Services Company
                               500 Boylston Street
                               Boston, MA 02116-3740

MFS Emerging Markets Debt Fund MFS Fund Distributors Inc.                          98.65%
Class  A Shares                c/o Massachusetts Financial Services Co.
                               Attn:  Thomas B. Hastings
                               500 Boylston Street - 15th Floor
                               Boston, MA   02116-3740

Class I Shares                 MFS Defined Contribution Plan                       99.92%
                               c/o Mark Leary
                               Massachusetts Financial Services  Company
                               500 Boylston Street
                               Boston, Massachusetts 02116-3740

                                                                                     % OF
                                                                                     SHARES
SERIES                         OWNER AND ADDRESS                                     OWNED

MFS European Equity Fund
Class A Shares                 MFS Fund Distributors Inc.                            93.17%
                               c/o Massachusetts Financial Services Co.
                               Attn:  Thomas B. Hastings
                               500 Boylston Street - 15th Floor
                               Boston, MA   02116-3740


Class I Shares                 MFS Service Center Inc                                100%
                               Audit Account Cash
                               Corporate Actions 10th FL
                               Attn: Paulette Cato
                               500 Boylston Street
                               Boston, MA 02116-3740

MFS High Yield Fund            MFS Fund Distributors Inc.                           76.81%
Class  A Shares                c/o Massachusetts Financial Services Co.
                               Attn:  Thomas B. Hastings
                               500 Boylston Street - 15th Floor
                               Boston, MA   02116-3740


Class I Shares                 MFS Service Center Inc                               100%
                               Audit Account Cash
                               Corporate Actions 10th FL
                               Attn: Paulette Cato
                               500 Boylston Street
                               Boston, MA 02116-3740



MFS Income Fund                MFS Fund Distributors Inc.
Class A Shares                 c/o Massachusetts Financial Services Co.             99.98%
                               Attn:  Thomas B. Hastings
                               500 Boylston Street - 15th Floor
                               Boston, MA   02116-3740


Class I Shares                 MFS Service Center Inc                               100%
                               Audit Account Cash
                               Corporate Actions 10th FL
                               Attn: Paulette Cato
                               500 Boylston Street
                               Boston, MA 02116-3740



         As of January 31, 2000, entities no longer beneficially owning more than 25% of any one Series' voting securities, thereby ceasing to be controlling entities of such Series, are as follows:


SERIES                            OWNER AND ADDRESS
MFS  Strategic Value  Fund
Class A Shares                    MFS Fund Distributors Inc
                                  C/o MA Financial Services Company
                                  Attn: Thomas B. Hastings
                                  500 Boylston Street - 15th Floor
                                  Boston, MA 02116-3740
